                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE ENTERPRISE GROUP OF FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(Enterprise Group of Funds Logo)
--------------------------------------------------------------------------------

                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!

                             ---------------------

                                 APRIL 19, 2004
Dear Shareholder:

     On September 17, 2003 AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY") entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial. MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), Boston Advisors, Inc. ("Boston Advisors) and MONY Capital Management, Inc. ("MONY Capital"). Enterprise Capital is the investment adviser to each portfolio (each, a "Fund") of The Enterprise Group of Funds, Inc. ("EGF"), Boston Advisors is the Subadvisor to the Equity Income Fund, and MONY Capital is the Subadvisor to the Short Duration Bond Fund. When the merger is consummated, the investment advisory agreement between EGF, on behalf of each Fund, and Enterprise Capital, and the Subadvisory agreements with respect to each Fund will automatically terminate. Accordingly, we are asking shareholders of each Fund to approve a new investment advisory agreement between EGF, on behalf of that Fund, and Enterprise Capital. In addition, we are asking shareholders of the Equity Income Fund and Short Duration Bond Fund to approve a new Subadvisory agreement with Boston Advisors and MONY Capital Management, respectively. A shareholder meeting of your Fund and other Funds of EGF is scheduled for May 27, 2004. This package contains information about the proposals and includes materials you will need to vote.

     The Board of Directors (the "Board") of EGF has unanimously approved the new investment advisory agreement and new Subadvisory agreements and recommends that you vote "FOR" the proposals. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

     To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

     Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     -- By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     --  By Internet.  Have your proxy card available. Go to the Web site:
         [www.enterprisefunds.com/proxy.] Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the Web site.

     -- By Telephone. If your Fund shares are held in your own name, call [1-888-221-0697] toll free. If your Fund shares are held on your behalf
         in a brokerage account with [          ] or another broker, call
         [1-888-221-0697] toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

     If you have any questions before you vote, please call us at [1-800-432-4320]. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

Sincerely,

/s/ VICTOR UGOLYN
Victor Ugolyn
Chairman, President and Chief Executive Officer

(Enterprise Group of Funds LOGO)
--------------------------------------------------------------------------------

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSALS

     Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. WHAT IS HAPPENING?

A. The MONY Group Inc. ("MONY") has entered into an Agreement and Plan of Merger pursuant to which MONY will be acquired by AXA Financial, Inc. ("AXA Financial") (the "Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), your Fund's investment adviser. MONY is also the parent company of Boston Advisors, Inc. ("Boston Advisors"), the Equity Income Fund's Subadvisor, and of MONY Capital Management, Inc. ("MONY Capital"), the Short Duration Bond Fund's Subadvisor. The consummation of the Merger will result in an assignment of the investment advisory agreement between The Enterprise Group of Funds, Inc. ("EGF") and Enterprise Capital, with respect to each Fund, and consequently, its termination. All of the Funds' Subadvisory agreements will also automatically terminate. As a result, you are being asked to approve a new investment advisory agreement with Enterprise Capital on behalf of your Fund. In addition, as described below, shareholders of the Equity Income Fund and Short Duration Bond Fund are being asked to approve new Subadvisory agreements.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY
   AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions involving a change of control of the investment adviser, such as the Merger. The new investment advisory agreement with Enterprise Capital is substantially similar to the existing advisory agreement.

Q. WHY ARE ONLY SHAREHOLDERS OF THE EQUITY INCOME AND SHORT DURATION BOND FUNDS BEING ASKED TO VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENTS?

A. The relevant provisions of the Investment Company Act of 1940 also normally require a shareholder vote to approve a new Subadvisory agreement following the change of control of a Subadvisor. EGF has obtained an exemptive order from the Securities and Exchange Commission, which permits EGF to enter into new Subadvisory agreements following a change of control of an unaffiliated Subadvisor, without shareholder approval. The order does not permit EGF to enter into new Subadvisory agreements with any Subadvisor that is an affiliated person of Enterprise Capital or EGF without obtaining shareholder approval. Since Boston Advisors and MONY Capital are indirect, wholly-owned subsidiaries of MONY, and are therefore affiliated persons of Enterprise Capital, shareholders of the Equity Income and Short Duration Bond Funds are being asked to approve a new Subadvisory agreement with respect to these Funds. Pursuant to the order, the other Funds do not require a shareholder vote to approve new Subadvisory agreements, even though their Subadvisory agreements will terminate when the investment advisory agreement with Enterprise Capital terminates. The Board of EGF has approved new Subadvisory agreements with each of the existing Subadvisors.

Q. WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A. All of the Funds are portfolios of EGF. Shareholders of each Fund are being asked to approve the same proposal relating to the investment advisory agreement, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, one proxy statement has been prepared.

Q. WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A. You will receive a separate proxy statement for each Fund that you own. If, however, you have family members living in the same home who own shares of the same Fund, or if you hold shares of a Fund in more than one account -- for example, in an individual account and in an IRA, you will receive only one copy of the proxy statement per household, with a proxy card for each account holder. Each proxy card should be voted and returned if you choose to vote by mail.

   If you wish to receive separate proxy statements for each account holder, please call EGF at 1-800-432-4320 or write to The Enterprise Group of Funds, Inc., 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, and we will send you separate proxy statements promptly.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need the affirmative vote of a majority of each Fund's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 3 PM on May 27, 2004, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HAS EGF'S BOARD APPROVED THE PROPOSALS?

A. Yes. The Board has approved the proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is April 8, 2004.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance or have any questions regarding the proposals, or how to vote your shares, please call EGF at 1-800-432-4320.

   You may also vote via the Internet. To do so, have your proxy card available and go to the Web site: [www.enterprisefunds.com/proxy.] Enter your 12-digit control number from your proxy card and follow the instructions found on the Web site.

   Finally, you can vote by telephone. If your Fund shares are held in your own name, call [1-888-221-0697] toll free. If your Fund shares are held on your
   behalf in a brokerage account with [     ] or another broker, call
   [1-888-221-0697] toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q. HOW DO I SIGN THE PROXY CARD?

A. Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

   Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

   All Other Accounts:  The person signing must indicate his or her capacity.

   For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                             MULTI-CAP GROWTH FUND
                           SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           CAPITAL APPRECIATION FUND
                                DEEP VALUE FUND
                                  EQUITY FUND
                               EQUITY INCOME FUND
                                  GROWTH FUND
                             GROWTH AND INCOME FUND
                           INTERNATIONAL GROWTH FUND
                         GLOBAL FINANCIAL SERVICES FUND
                        GLOBAL SOCIALLY RESPONSIVE FUND
                         MERGERS AND ACQUISITIONS FUND
                                TECHNOLOGY FUND
                                  MANAGED FUND
                           STRATEGIC ALLOCATION FUND
                           GOVERNMENT SECURITIES FUND
                              HIGH-YIELD BOND FUND
                            SHORT DURATION BOND FUND
                             TAX-EXEMPT INCOME FUND
                               TOTAL RETURN FUND
                               MONEY MARKET FUND

                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                               ATLANTA, GA 30326
                             ---------------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2004
                             ---------------------

To Our Shareholders:

     A joint special meeting (the "Meeting") of the shareholders of each of the above-listed funds (each, a "Fund") will be held at the offices of The Enterprise Group of Funds, Inc. ("EGF"), 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 on May 27, 2004 at 3 PM, Eastern time. The purpose of the Meeting is to consider and act upon the proposals described below. If approved by shareholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger dated September 17, 2003, among AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial (the "Merger").

          1. For each Fund, to approve or disapprove a new investment advisory agreement between EGF, on behalf of each Fund, and Enterprise Capital Management, Inc. ("Enterprise Capital"), the terms of which are substantially similar to the existing investment advisory agreement with Enterprise Capital;

          2(a) For the Equity Income Fund, to approve or disapprove a new Subadvisory agreement among EGF, on behalf of the Equity Income Fund, Enterprise Capital and Boston Advisors, Inc., the terms of which are substantially similar to the existing Subadvisory agreement;

          2(b) For the Short Duration Bond Fund, to approve or disapprove a new Subadvisory agreement among EGF, on behalf of the Short Duration Bond Fund, Enterprise Capital and MONY Capital

     Management, Inc., the terms of which are substantially similar to the existing Subadvisory agreement; and

          3. For each Fund, to transact such other business that may properly come before the Meeting.

     You are entitled to vote at the Meeting, and at any adjournments thereof, with respect to each Fund in which you owned shares at the close of business on April 8, 2004. If you attend the Meeting, you may vote your shares in person.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                          By order of the Board,

                                          /s/ Catherine R. McClellan
                                          Catherine R. McClellan
                                          Secretary

Dated: April 19, 2004

                               PRELIMINARY COPIES

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                             MULTI-CAP GROWTH FUND
                           SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           CAPITAL APPRECIATION FUND
                                DEEP VALUE FUND
                                  EQUITY FUND
                               EQUITY INCOME FUND
                                  GROWTH FUND
                             GROWTH AND INCOME FUND
                           INTERNATIONAL GROWTH FUND
                         GLOBAL FINANCIAL SERVICES FUND
                        GLOBAL SOCIALLY RESPONSIVE FUND
                         MERGERS AND ACQUISITIONS FUND
                                TECHNOLOGY FUND
                                  MANAGED FUND
                           STRATEGIC ALLOCATION FUND
                           GOVERNMENT SECURITIES FUND
                              HIGH-YIELD BOND FUND
                            SHORT DURATION BOND FUND
                             TAX-EXEMPT INCOME FUND
                               TOTAL RETURN FUND
                               MONEY MARKET FUND

                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2004

                             ---------------------

     This proxy statement is being furnished to holders of shares of each of the above-listed funds (each a "Fund" and collectively, the "Funds") of The Enterprise Group of Funds, Inc., ("EGF" or the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used at the joint special meeting (the "Meeting") of shareholders to be held at 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 on May 27, 2004, at 3 PM, Eastern time, or any adjournment or adjournments thereof. This Meeting will constitute a special meeting of each Fund. This proxy statement is being first mailed to shareholders on or about April 19, 2004.

     A list of the proposals described in this Proxy Statement and the Funds to which each applies is described below:

SUMMARY OF PROPOSALS                                 FUND(S) TO WHICH PROPOSAL APPLIES
--------------------------------------------------------------------------------------
1. To approve or disapprove a new investment         All Funds, voting separately
advisory agreement between EGF, on behalf of each
Fund, and Enterprise Capital Management, Inc.
("Enterprise Capital" or the "Investment
Adviser")
2(a). To approve or disapprove a new Subadvisory     Equity Income Fund
agreement among EGF, on behalf of the Equity
Income Fund, Enterprise Capital and Boston
Advisors, Inc. ("Boston Advisors")
2(b). To approve or disapprove a new Subadvisory     Short Duration Bond Fund
agreement among EGF, on behalf of the Short
Duration Bond Fund, Enterprise Capital and MONY
Capital Management, Inc. ("MONY Capital")
3. To transact such other business that may          Each Fund, as applicable
properly come before the Meeting

     The Corporation is a registered open end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Maryland corporation. Each Fund's shares of common stock are referred to as "Shares," and the holders of the Shares are "Shareholders." The Corporation's Board of Directors is referred to as the "Board," and the directors are "Board Members" or "Directors."

     Investment advisory services are provided to each Fund under an investment advisory agreement with Enterprise Capital, 3343 Peachtree Road, N.E., Suite 405, Atlanta, GA 30326-1022. The investment advisory agreement authorizes the Investment Adviser to enter into Subadvisory agreements with various other investment advisers (the "Fund Managers") for the Funds. The Fund Managers are responsible for the day-to-day management of each of their respective Funds. The name and address of each Fund Manager and the Fund(s) to which it serves as Subadvisor is listed in Exhibit A. Enterprise Fund Distributors, Inc., 3343 Peachtree Road, N.E., Suite 405, Atlanta, GA 30326-1022, a subsidiary of Enterprise Capital, is the principal underwriter of each Fund's Shares.

                               VOTING INFORMATION

     The presence, in person or by proxy, of a majority of the Shares of each Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at a Meeting.

     If a quorum is not present at a Meeting with respect to a Fund, or if a quorum is present at a Meeting but sufficient votes to approve a proposal as to a Fund are not received, the holders of a majority of the Shares of such Fund represented at the Meeting may adjourn such Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable in the interests of the Shareholders of such Fund.

     If a proxy that is properly executed and returned is accompanied by instructions to abstain or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on the proposals with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will effectively be a vote against the proposals. Each proposal requires approval of a majority of the outstanding voting securities of the respective Fund under the 1940 Act. A majority vote of the outstanding voting securities under the 1940 Act means the vote of either (i) 67% or more of the voting securities present at a duly-called meeting of Shareholders, if more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund, whichever is less. THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

     The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the proposals. You can also vote by telephone, with a toll-free call to 1-888-221-0697, or through the Internet at www.enterprisefunds.com/proxy. You are encouraged to vote by Internet or telephone, using the 12 digit "control" number that appears on the enclosed proxy card. After inputting this number, you will be prompted to provide your voting instructions for the proposals. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating your telephone call or Internet link. If you vote on the Internet, in addition to confirming your voting instructions prior to submission, you will have the option to receive an e-mail confirming your voting instructions. These procedures and certain other procedures that may be used, are designed to authenticate Shareholders' identities, to allow you to authorize the voting of your Shares in accordance with your instructions, and to confirm that your instruction has been properly recorded.

     You may revoke a proxy by giving another later-dated proxy or by writing to the Secretary of EGF to revoke the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to the matter to be voted upon by the Shareholders of that Fund. Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement; but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

     The close of business on April 8, 2004 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:

                                                                                          TOTAL
                                                                                        NUMBER OF
                                           CLASS A    CLASS B    CLASS C    CLASS Y      SHARES
FUND                                        SHARES     SHARES     SHARES     SHARES    OUTSTANDING
--------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund....................
Small Company Growth Fund................
Small Company Value Fund.................
Capital Appreciation Fund................
Deep Value Fund..........................
Equity Fund..............................
Equity Income Fund.......................
Growth Fund..............................
Growth and Income Fund...................
International Growth Fund................
Global Financial Services Fund...........
Global Socially Responsive Fund..........
Mergers and Acquisitions Fund............
Technology Fund..........................
Managed Fund.............................
Strategic Allocation Fund................
Government Securities Fund...............
High-Yield Bond Fund.....................
Short Duration Bond Fund.................
Tax-Exempt Income Fund...................

                                                                                          TOTAL
                                                                                        NUMBER OF
                                           CLASS A    CLASS B    CLASS C    CLASS Y      SHARES
FUND                                        SHARES     SHARES     SHARES     SHARES    OUTSTANDING
--------------------------------------------------------------------------------------------------
Total Return Fund........................
Money Market Fund........................

     The proposals do not require separate voting by class. Each Share of each class is entitled to one vote. Shareholders of each Fund vote separately on the proposals applicable to that Fund. The failure to approve a proposal by any Fund will not affect approval by another Fund.

     To the knowledge of management, the executive officers and Directors of EGF, as a group, owned less than 1% of the outstanding Shares of each Fund as of April 8, 2004. A listing of persons who owned beneficially or of record 5% or more of the Shares of any Fund as of April 8, 2004 is contained in Exhibit B.

     All information in the Proxy Statement about MONY, Enterprise Capital, Boston Advisors and MONY Capital has been provided by MONY, Enterprise Capital, Boston Advisors and MONY Capital, respectively. All information in the Proxy Statement about AXA Financial and its affiliates has been provided by AXA Financial.

     COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT [AND SEMI-ANNUAL REPORT] HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT AND SEMI-ANNUAL REPORT BY WRITING TO THE FUND AT 3343 PEACHTREE ROAD, N.E., SUITE 450, ATLANTA, GA 30326-1022, OR BY CALLING 1-800-432-4320 TOLL FREE.

                            BACKGROUND FOR PROPOSALS

     The Board is submitting for approval by the shareholders of each Fund a new investment advisory agreement (the "New Advisory Agreement") between EGF, on behalf of each respective Fund, and Enterprise Capital, the terms of which are substantially similar to the existing investment advisory agreement (the "Existing Advisory Agreement"). The Board is also submitting for approval by the shareholders of the Equity Income and Short Duration Bond Funds, a new Subadvisory agreement (each, a "New Subadvisory Agreement," and together with the New Advisory Agreement, the "New Agreements") with Boston Advisors and MONY Capital, respectively, the terms of which are substantially similar to the existing respective Subadvisory agreement (each, an "Existing Subadvisory Agreement," and together with the Existing Advisory Agreement, the "Existing Agreements").

THE MERGER

     On September 17, 2003, MONY, AXA Financial, and AIMA Acquisition Co. entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of MONY by AXA Financial (the "Merger"). MONY is the parent company of Enterprise Capital, Boston Advisors and MONY Capital. As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA Financial.

     The Merger is subject to certain regulatory approvals and other conditions, including the approval of the Merger by the shareholders of MONY. SHAREHOLDERS OF THE FUNDS ARE NOT BEING ASKED TO VOTE ON THE MERGER. The Merger is expected to be consummated in the second quarter of 2004 (the "Closing").

     As required by the 1940 Act, the Existing Agreements provide for their automatic termination upon assignment. The consummation of the Merger will result in an assignment, as that term is defined in the 1940 Act, of the Existing Agreements, and consequently, their termination. Accordingly, the New Advisory Agreement is being proposed for approval by the shareholders of each Fund, and the New Subadvisory Agreements are being proposed for approval by the shareholders of the Equity Income and Short Duration Bond Funds. The existing Subadvisory agreements relating to the other Funds will also terminate automati-cally upon consummation of the Merger, because of the "assignment" by Enterprise Capital. For the reasons discussed in the next paragraph, however, shareholder approval of new Subadvisory agreements for those Funds is not required.

     EGF has obtained an exemptive order from the Securities and Exchange Commission ("SEC"), which permits EGF to enter into new Subadvisory agreements on behalf of each Fund without shareholder approval. The Subadvisory agreements are required to be approved by the Directors, including a majority of the directors who are not "interested persons" as defined in the 1940 Act ("Independent Directors") in the manner required under the 1940 Act. The order does not permit EGF, however, to enter into new Subadvisory agreements with any Fund Manager that is an affiliated person of Enterprise Capital or EGF (other than by reason of serving as Fund Manager) without obtaining shareholder approval. Since Boston Advisors and MONY Capital are indirect, wholly-owned subsidiaries of MONY, and are therefore affiliated persons of Enterprise Capital, shareholders of the Equity Income and Short Duration Bond Funds are being asked to approve a New Subadvisory Agreement with respect to these Funds. Pursuant to the order, shareholders of the other Funds are not being asked to approve new Subadvisory agreements.

     At a meeting held on February 11, 2004, in connection with the approval of the New Agreements, the Board of EGF considered that the Merger might close prior to the date of this Meeting and receipt of shareholder approval of the New Agreements. Accordingly, the Board, including all of the Independent Directors, unanimously approved an interim investment advisory agreement (the "Interim Advisory Agreement") between Enterprise Capital and EGF, on behalf of each Fund, and interim Subadvisory agreements (the "Interim Subadvisory Agreements," and together with the Interim Advisory Agreement, the "Interim Agreements") with Boston Advisors and MONY Capital on behalf of the Equity Income and Short Duration Bond Funds, respectively, pursuant to Rule 15a-4 under the 1940 Act. This Rule, under certain circumstances, allows interim advisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the interim agreement. The Interim Agreements require all advisory fees earned by Enterprise Capital, Boston Advisors and MONY Capital to be escrowed pending shareholder approval of the New Agreements. If the New Agreements are not approved, Enterprise Capital, Boston Advisors and MONY Capital will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Agreements (plus interest earned on the amount while in escrow), and the total amount in the escrow account (plus interest earned). The Interim Agreements will take effect upon the Closing of the Merger only if shareholder approval of the New Agreements have not yet been obtained and may be in effect for a period of up to 150 days.

     Pursuant to the terms of the Interim Advisory Agreement, Enterprise Capital is responsible for managing the investment and reinvestment of the assets of each Fund, and selection of the Fund Manager responsible for management of each Fund other than the Money Market Fund. The terms of the Interim Advisory Agreement are similar in all material respects as those of the Existing Advisory Agreement. Pursuant to the terms of the Interim Subadvisory Agreements, Boston Advisors and MONY Capital are each responsible for the investment and reinvestment of the assets of the Equity Income Fund and Short Duration Bond Fund, respectively. Under the 1940 Act, Enterprise Capital, Boston Advisors and MONY Capital may each continue to serve as the investment adviser and Subadvisor for each respective Fund beyond an interim of 150 days from the Closing of the Merger only if shareholders of each Fund approve the New Advisory Agreement with Enterprise Capital, and in the case of the Equity Income and Short Duration Bond Funds, shareholders approve a New Subadvisory Agreement with Boston Advisors and MONY Capital, respectively. Accordingly, the Board of EGF unanimously approved and recommended shareholder approval of the New Agreements on February 11, 2004. The New Agreements, if approved by shareholders, will take effect immediately upon the later of the Closing of the Merger or upon such approval. The terms of the New Agreements, including advisory and Subadvisory, are the same in all material respects as those of the Existing Agreements. The Board of Directors also unanimously approved new Subadvisory agreements relating to each of the other Funds (other than the Money Market Fund), which will take effect upon the Closing of the Merger.

BOARD CONSIDERATIONS

     At meetings held on December 15, 2003, January 13, 2004, and February 11, 2004, EGF's Board of Directors met with representatives of AXA Financial and Enterprise Capital to consider the New Agreements. At the various meetings, the representatives of AXA Financial discussed with the Board of Directors the anticipated effects of the Merger on the advisory, Subadvisory and related relationships of the Funds. The Directors were provided with information concerning, among other things, the specific terms of the Merger and AXA Financial's proposed plans for the management, distribution and operation of the Funds. The Directors also received and considered information regarding the management, financial position and business of AXA Financial and its affiliates' business and operations; and the performance of the investment companies advised by AXA Financial's affiliates.

     The Board of Directors received and considered assurances from representatives of AXA Financial and Enterprise Capital that there were no expected changes in the key professionals of Enterprise Capital involved in managing the Funds, in the investment Subadvisors, or in the nature or quality of portfolio management services. The Board also received and considered information regarding AXA Financial's plans for retaining personnel currently employed by Enterprise Capital who provide services to the Funds. The Directors considered that there might be changes in Enterprise Capital's personnel in the future, and inquired into the capabilities of AXA Financial to conduct the business of Enterprise Capital if required to do so. The Directors received sufficient information from AXA Financial in this regard, including information about its financial strength and resources, its commitment to the financial services industry, its affiliates' advisory experience, and the favorable qualifications and background of its advisory personnel, to satisfy themselves that even if there were changes in the professional staff of Enterprise Capital, there would be no diminution in the nature or quality of services rendered to the Funds.

     The Board of Directors also considered that the terms of the Merger do not contemplate any increases in the advisory fees or Subadvisory fees or any change in any Fund's objective or policies. The Directors also noted that the same Fund Managers will manage the assets of the Funds on a day-to-day basis after the Merger. At the meetings, representatives of AXA Financial represented to the Directors that AXA Financial has no present intention to request that the Directors consider any fee increases for the Funds. The Directors also considered that the terms of each New Agreement are substantially similar to those of each respective Existing Agreement. The Board also was provided with information confirming that EGF and the Funds would not bear any costs associated with the Merger, including the cost of this proxy statement and the related solicitation of proxies.

     As part of their deliberations, the Directors considered information supplied by Enterprise Capital as to the investment performance of the Funds, and of the Equity Income Fund and Short Duration Bond Fund in particular. The Directors took into account the nature and quality of the services provided and results achieved by Enterprise Capital, Boston Advisors and MONY Capital in the past. The Directors also considered the favorable background and experience of Boston Advisors and MONY Capital as well as the qualifications of their respective investment personnel and portfolio managers.

     On the basis of these considerations, the Directors, including the Independent Directors, approved the New Agreements at a meeting held on February 11, 2004, and directed that the New Agreements be submitted for shareholder approval. The Independent Directors were represented by independent counsel in their deliberations.

SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that an investment adviser (such as Enterprise Capital) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), AXA Financial has agreed in the Merger Agreement that it will use reasonable best efforts to cause EGF to conduct its business to assure that for a period of three years after the Closing, at least 75% of the Directors of EGF will not be interested persons of Enterprise Capital or AXA Financial. In connection with this requirement, on February 11, 2004, Michael I. Roth and Samuel J. Foti, two of the "interested" Directors resigned from the Board, effective as of the Closing. As a result, upon the Closing, 80% of the Directors of EGF will not be "interested persons" of Enterprise Capital or AXA Financial.

     With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities of other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. In the Merger Agreement, AXA Financial has agreed that it will use reasonable best efforts to assure that there is no "unfair burden" imposed on the Funds as a result of the Merger.

         PROPOSAL NO. 1 -- APPROVAL OR DISAPPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN EGF, ON BEHALF OF EACH FUND, AND ENTERPRISE CAPITAL

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital is currently a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"), one of the nation's largest insurance companies, and a second-tier wholly-owned subsidiary of MONY. Enterprise Capital, a Georgia corporation, was incorporated in 1986. Enterprise Capital is located at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022. After the Merger, Enterprise Capital will be wholly-owned by AXA Financial. Information about AXA Financial is provided below.

     The directors and principal executive officers of Enterprise Capital and a description of their principal business occupations are set out below. The business address for each of these individuals is 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326.

NAME                       POSITION WITH ENTERPRISE CAPITAL AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------
Victor Ugolyn*..........   Director, Chairman, President and Chief Executive Officer
Catherine R.
  McClellan*............   Director, Sr. Vice President, Chief Legal Officer, Chief
                           Compliance Officer and Secretary
Phillip G. Goff*........   Vice President and Chief Financial Officer
Herbert M.
  Williamson*...........   Vice President, Treasurer and Assistant Secretary

---------------

* Mr. Ugolyn is Director, Chairman, President and Chief Executive Officer of EGF. Mr. Goff is Vice President and Chief Financial Officer of EGF. Mr. Williamson is Treasurer and Assistant Secretary of EGF. Ms. McClellan is Secretary of EGF.

INFORMATION ABOUT AXA FINANCIAL

     AXA Financial, Inc. is a Delaware corporation with its executive offices located at 1290 Avenue of the Americas, New York, New York 10104. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world's largest asset managers, with total assets under management of approximately $508.3 billion at December 31, 2003. AXA Financial's financial advisory and insurance product businesses are conducted principally by its wholly-owned life insurance subsidiary, The Equitable Life Assurance Society of the United States ("Equitable Life"), its insurance general agency, AXA Network, LLC, and its broker/dealers, AXA

Advisors, LLC and AXA Distributors, LLC. Equitable Life, which was established in the State of New York in 1859, is among the largest life insurance companies in the United States. AXA Financial's investment management and related services business is conducted by Alliance Capital Management L.P.

DESCRIPTION OF THE EXISTING AND NEW ADVISORY AGREEMENTS

     A description of the New Advisory Agreement and the services to be provided by Enterprise Capital is set forth below. This description is qualified in its entirety by reference to the New Advisory Agreement attached to this Proxy Statement as Exhibit C. As more fully described below, the proposed New Advisory Agreement is substantially similar to the Existing Advisory Agreement except with respect to the effective date. That is, the two agreements require identical services on the same terms and conditions for the same fee rates.

     The Existing Advisory Agreement dated as of September 14, 1987 and restated as of September 17, 2002, was last approved by shareholders on September 14, 1987. The table below lists the date the Existing Advisory Agreement with respect to each Fund was last submitted to a shareholder vote. In certain cases, such submission was for the purpose of obtaining initial shareholder approval of the Existing Advisory Agreement.

                                                              DATE EXISTING SUBADVISORY AGREEMENT WAS
FUND                                                            LAST SUBMITTED TO SHAREHOLDER VOTE
-----------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund......................................   July 1, 1999
Small Company Growth Fund..................................   July 17, 1997
Small Company Value Fund...................................   June 28, 1996
Capital Appreciation Fund..................................   April 25, 1995
Deep Value Fund............................................   May 31, 2001
Equity Fund................................................   May 1, 1997
Equity Income Fund.........................................   November 17, 1987
Growth Fund................................................   April 27, 1990
Growth and Income Fund.....................................   July 17, 1997
International Growth Fund..................................   September 28, 1994
Global Financial Services Fund.............................   October 1, 1998
Global Socially Responsive Fund............................   September 29, 2000
Mergers and Acquisitions Fund..............................   February 28, 2001
Technology Fund............................................   July 1, 1999
Managed Fund...............................................   April 28, 1997
Strategic Allocation Fund..................................   August 31, 2001
Government Securities Fund.................................   April 28, 1989
High-Yield Bond Fund.......................................   November 17, 1987
Short Duration Bond Fund...................................   November 29, 2002
Tax-Exempt Income Fund.....................................   November 17, 1987
Total Return Fund..........................................   August 31, 2001
Money Market Fund..........................................   May 1, 1990

     Pursuant to the New Advisory Agreement between EGF and Enterprise Capital, on behalf of each Fund, Enterprise Capital will furnish each Fund of EGF advice with respect to the investment and reinvestment of the assets of each Fund in accordance with the investment objectives of each Fund, as set forth in the currently effective registration statement. In carrying out its duties under the New Advisory Agreement, Enterprise Capital will select and employ Fund Managers for each Fund other than the Money Market Fund. Enterprise Capital will be responsible, among other things, for general supervision of the respective Fund Managers. In addition, Enterprise Capital will furnish office facilities, including space, furniture and equipment, and to the extent that such services are not being provided by others under contract with EGF, keeping the books and records of EGF.

     The New Advisory Agreement provides that as compensation for its services, Enterprise Capital will receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of such Fund. The table below sets out the rate of the advisory fee payable by each Fund under the New Advisory Agreement. The following rates are the same rates as under the Existing Advisory Agreement.

                                                                                      AMOUNT PAID FOR
                                                             ADVISORY FEE (AS A      FISCAL YEAR ENDED
                                                           PERCENTAGE OF DAILY NET     DECEMBER 31,
FUND                                                               ASSETS)                 2003
------------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund....................................           1.00%               $   823,428
Small Company Growth Fund................................           1.00%                   958,831
Small Company Value Fund.................................           0.75%                 3,554,437
Capital Appreciation Fund................................           0.75%                 1,471,453
Deep Value Fund..........................................           0.75%                   153,473
Equity Fund..............................................           0.75%                   923,111
Equity Income Fund.......................................           0.75%                   753,049
Growth Fund..............................................           0.75%                11,142,992
Growth and Income Fund...................................           0.75%                 1,149,856
International Growth Fund................................           0.85%                   515,470
Global Financial Services Fund...........................           0.85%                   224,542
Global Socially Responsive Fund..........................           0.90%                    45,565
Mergers and Acquisitions Fund............................           0.90%                   875,103
Technology Fund..........................................           1.00%                   696,340
Managed Fund.............................................           0.75%                   903,839
Strategic Allocation Fund................................           0.75%                   198,167
Government Securities Fund...............................           0.60%                 1,574,542
High-Yield Bond Fund.....................................           0.60%                 1,454,351
Short Duration Bond Fund.................................           0.75%                    89,853
Tax-Exempt Income Fund...................................           0.50%                   181,359
Total Return Fund........................................           0.65%                   547,695
Money Market Fund........................................           0.35%                 1,554,876
                                                                    ----                -----------
TOTAL....................................................                               $29,792,332
                                                                                        ===========

Enterprise Capital compensates each Fund Manager from these fees.

     Each Fund will pay all expenses, other than those expenses that are specifically stated in the Agreement to be payable by Enterprise Capital. These expenses include (a) the fees, compensation and traveling expenses of the Independent Directors of EGF, (b) telephone, telegraphic and postage expenses related to communications between Directors and officers of EGF, other than those provided by the Enterprise Capital, (c) the fees of any custodian, transfer agent, registrar of dividend disbursing agent of EGF, (d) compensation of EGF's auditors and counsel, including compensation and costs relating to litigation, (e) franchise, income and original issue taxes relating to EGF and its securities, (f) fees and legal expenses incurred in qualifying the shares of EGF for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification, (g) insurance premiums or interest on indebtedness, (h) association dues, (i) fees and expenses involved in registering and maintaining registrations of EGF and of its shares with the SEC, including the preparation and printing of prospectuses, (j) costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Directors meetings,
(k) cost of printing of stock certificates, (l) broker's commissions and issue and transfer taxes chargeable to EGF in connection with securities transactions to which EGF is a party, and (m) business licenses, intangible and franchise taxes. Costs relating to EGF's dividends and capital gains reinvestment program and other shareholder plans will not be borne by EGF except to the extent of the normal cost to EGF of issuing shares. All other costs relating to such programs and plans will be borne by Enterprise Capital. The New Advisory Agreement corrects a typographical error in the Existing Advisory Agreement to state that each Fund will pay the fees, compensation and traveling expenses of the Independent Directors of EGF.

     The New Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, Enterprise Capital will not be liable to EGF or to any shareholder or shareholders of EGF for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by Enterprise Capital under the Agreement.

     The New Advisory Agreement provides that it will continue in force from year to year from its effective date, if it is approved annually in accordance with the requirements of the 1940 Act.

     EGF may terminate the New Advisory Agreement at any time, without the payment of any penalty, by vote of EGF's Board, or by vote of a majority of its outstanding voting securities by 60 days written notice to Enterprise Capital. Enterprise Capital may terminate the New Advisory Agreement by 60 days written notice to EGF without the payment of any penalty. The New Advisory Agreement provides that it will immediately terminate in the event of its assignment.

  Similar Funds Managed by Enterprise Capital

     The following table lists other funds for which Enterprise Capital serves as investment adviser having a similar investment objective to the relevant Fund, and indicates the assets of such other funds and Enterprise Capital's rate of compensation for serving as investment adviser for such other funds.

                                            NAME OF ENTERPRISE             ADVISORY FEE        AMOUNT PAID FOR
                                               ACCUMULATION             (AS A PERCENTAGE OF   FISCAL YEAR ENDED
NAME OF EGF FUND                             TRUST PORTFOLIO             DAILY NET ASSETS)    DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------
Capital Appreciation                Capital Appreciation                       0.75%             $  399,867
Equity Income                       Equity Income                              0.75%             $  310,249
Equity                              Equity                                     0.80%             $2,111,410
Global Socially Responsive          Global Socially Responsive                 0.90%             $    9,205
Growth and Income                   Growth and Income                          0.75%             $1,062,852
Growth                              Growth                                     0.75%             $1,837,189
High-Yield Bond                     High-Yield Bond                            0.60%             $  582,503
International Growth                International Growth                       0.85%             $  461,787
Managed                             Managed                                    0.80%             $6,502,537
Multi-Cap Growth                    Multi-Cap Growth                           1.00%             $  750,106
Small Company Growth                Small Company Growth                       1.00%             $  774,027
Small Company Value                 Small Company Value                        0.80%             $2,781,676
Total Return                        Total Return                               0.55%             $   77,970

  Brokerage Commissions

     The table below sets out the aggregate brokerage commissions paid by each Fund, the identity of any affiliated broker/dealers of a Fund, the amount paid to such affiliated broker/dealers and the amount paid to such affiliated broker/dealers as a percentage of the Fund's aggregate brokerage commissions.

                                                                                                 AMOUNT PAID TO
                                                                                            AFFILIATED BROKER/DEALERS
                                                                                                 AS A PERCENTAGE
                               AGGREGATE                                    AMOUNT PAID           OF THE FUND'S
                               BROKERAGE             AFFILIATED            TO AFFILIATED       AGGREGATE BROKERAGE
FUND                           COMMISSION          BROKER/DEALERS          BROKER/DEALERS          COMMISSIONS
---------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund........    463,648    Fred Alger & Company, Inc.        233,438                 50.35%
Small Company Growth Fund....    413,678                                           --                  0.00%
Small Company Value Fund.....    235,047    Wexford Securities (Gabelli &     132,916                 56.55%
                                            Company)
Capital Appreciation Fund....    452,072                                           --                  0.00%
Deep Value Fund..............     21,333                                           --                  0.00%
Equity Fund..................    131,274                                           --                  0.00%
Equity Income Fund...........    282,590                                           --                  0.00%
Growth Fund..................  1,556,445                                           --                  0.00%
Growth and Income Fund.......    287,199    UBS Warburg LLC                     5,445                  1.90%
International Growth Fund....     54,859    State Street Global Markets         2,182                  3.96%
                                            Securities Co.
Global Financial Services
  Fund.......................     52,336    Sanford C. Bernstein & Co.,        14,791                 28.26%
                                            LLC

                                                                                                 AMOUNT PAID TO
                                                                                            AFFILIATED BROKER/DEALERS
                                                                                                 AS A PERCENTAGE
                               AGGREGATE                                    AMOUNT PAID           OF THE FUND'S
                               BROKERAGE             AFFILIATED            TO AFFILIATED       AGGREGATE BROKERAGE
FUND                           COMMISSION          BROKER/DEALERS          BROKER/DEALERS          COMMISSIONS
---------------------------------------------------------------------------------------------------------------------
Global Socially Responsive
  Fund.......................      9,896                                           --                  0.00%
Technology Fund..............  1,096,691    Fred Alger & Company, Inc.        273,640                 24.95%
Mergers and Acquisitions
  Fund.......................    306,391    Wexford Securities (Gabelli &       3,200                  1.04%
                                            Company)
Managed Fund.................    182,644                                           --                  0.00%
Strategic Allocation Fund....      6,246                                           --                  0.00%
Government Securities Fund...         --                                           --                  0.00%
High Yield bond Fund.........         --                                           --                  0.00%
Short Duration Bond Fund.....         --                                           --                  0.00%
Tax-Exempt Income Fund.......         --                                           --                  0.00%
Total Return Fund............         --                                           --                  0.00%
Money Market Fund............         --                                           --                  0.00%

ADDITIONAL PAYMENTS TO AFFILIATES OF ENTERPRISE CAPITAL BY EGF

     For the fiscal year ended December 31, 2003, EGF paid Enterprise Funds Distributor, Inc. ("EFD") the following distribution and service fees:

DISTRIBUTION AND SERVICE FEES

                                                               CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------------------------------
Multi-Cap Growth Fund.......................................    128,472     415,725     111,892
Small Company Growth Fund...................................    168,639     362,180     130,957
Small Company Value Fund....................................    916,296   1,736,883     885,923
Capital Appreciation Fund...................................    523,952     569,287     206,723
Deep Value Fund.............................................     38,328      84,296      32,504
Equity Fund.................................................    228,541     417,982     291,682
Equity Income Fund..........................................    272,183     320,734      76,125
Growth Fund.................................................  3,629,422   4,379,143   1,923,141
Growth and Income Fund......................................    234,915     747,511     137,165
International Growth Fund...................................    109,406     177,074      70,026
Global Financial Services Fund..............................     42,068      84,908      20,038
Global Socially Responsive Fund.............................     12,148      13,235       8,777
Mergers and Acquisitions Fund...............................    189,201     272,528     256,977
Technology Fund.............................................    114,139     349,554      87,838
Managed Fund................................................    230,284     638,235      51,895
Strategic Allocation Fund...................................     43,424     102,504      53,223
Government Securities Fund..................................    537,678   1,018,041     272,074
High-Yield Bond Fund........................................    499,470     683,678     465,186
Short Duration Bond Fund....................................     20,507      67,093      38,797
Tax-Exempt Income Fund......................................    106,525      87,476      37,505
Total Return Fund...........................................    156,578     270,102     203,196
Money Market Fund...........................................         --          --          --

     EFD will continue to provide distribution services after the Closing pursuant to a new distribution agreement with EGF that was approved by the EGF Board of Directors, including by the Independent Directors, on February 11, 2004.

RECOMMENDATION OF DIRECTORS

     Based on the considerations set forth above under "Background for Proposals -- Board Considerations," the Directors, including all of the Independent Directors, unanimously determined that it was in the best interests of the Funds and their shareholders to enter into the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders.

 PROPOSAL NO. 2(A) APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT AMONG EGF, ON BEHALF OF THE EQUITY INCOME FUND, ENTERPRISE CAPITAL AND BOSTON ADVISORS

 PROPOSAL NO. 2(B) APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT AMONG
  EGF, ON BEHALF OF THE SHORT DURATION BOND FUND, ENTERPRISE CAPITAL AND MONY
                                    CAPITAL

INFORMATION ABOUT BOSTON ADVISORS

     Boston Advisors, a Massachusetts corporation, is a wholly-owned subsidiary of MONY and is located at One Federal Street, 26th Floor, Boston, MA 02110. After the Merger, Boston Advisors will be an indirect, wholly-owned subsidiary of AXA Financial.

     The directors and principal executive officers of Boston Advisors and a description of their principal occupations are set out below. The business address for each of the individuals is One Federal Street, 26th Floor, Boston, Massachusetts 02110.

                                                              POSITION WITH BOSTON ADVISORS AND
NAME                                                                PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------
Allen G. Botwinick..........................................  Director and Chairman
Michael J. Vogelzang........................................  Director and President
Donna L. Sawan..............................................  Director and Treasurer
Lee G. Kuckro...............................................  Director and Clerk
Donna C. Mcadam.............................................  Vice President of Operations
David A. Horowitz...........................................  Assistant Clerk

INFORMATION ABOUT MONY CAPITAL

     MONY Capital, a Delaware corporation, is a wholly-owned subsidiary of MONY and is located at 1740 Broadway, New York, NY, 10019. After the Merger, MONY Capital will be an indirect, wholly-owned subsidiary of AXA Financial.

     The directors and principal executive officers of MONY Capital and a description of their principal occupations are set out below. The business address for each of the individuals is 1740 Broadway, New York, New York 10019.

NAME                                               POSITION WITH MONY CAPITAL AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------
William D. Goodwin...............................  Director, President and Chief Executive Officer
Kenneth M. Levine................................  Chairman and Director
Richard Daddario.................................  Director
Robin S. Bart....................................  Director
Suzanne E. Walton................................  Senior Managing Director
Emilia F. Wiener.................................  Senior Managing Director
Gregory M. Mitchell..............................  Senior Managing Director

DESCRIPTION OF EXISTING AND NEW SUBADVISORY AGREEMENTS

     A description of the New Subadvisory Agreements and the services to be provided by Boston Advisors and MONY Capital is set out below. The New Subadvisory Agreements with respect to the Equity Income Fund and Short Duration Bond Funds are substantially similar to the Existing Subadvisory Agreements with respect to these Funds, as well as the Subadvisory agreements that are currently in place with respect to each other Fund of EGF, except with respect to the effective date, and as otherwise described below. The following description is qualified in its entirety by reference to the form of New Subadvisory Agreement attached to this Proxy Statement as Exhibit D.

     The Existing Subadvisory Agreement with respect to the Equity Income Fund, is dated as of November 5, 1987 and amended as of November 29, 2002. It was last approved by an initial shareholder at the time of commencement of operations of the Equity Income Fund. The Existing Subadvisory Agreement with respect to the Short Duration Bond Fund, is dated as of November 29, 2002. It was last approved by an initial shareholder at the time of commencement of operations of the Short Duration Bond Fund.

     Pursuant to the New Subadvisory Agreements, each of Boston Advisors and MONY Capital is responsible for making investment decisions and placing orders, with respect to the portion of the respective Funds advised by the respective Fund Manager, for the purchase and sale of the Funds' investments with the brokers or dealers it selects at its discretion. In addition, Boston Advisors and MONY Capital are required to maintain certain books and records as described in the Agreements, and are required to furnish the Board with periodic and special reports that the Board may reasonably request.

     The New Subadvisory Agreement with respect to the Equity Income Fund provides that Enterprise Capital will pay Boston Advisors a fee of 0.30% of the average daily net assets for the first $100,000,000 under management, 0.25% of the average daily net assets for the next $100,000,000 under management, and 0.20% of the average daily net assets for assets in excess of $200,000,000. The aggregate Subadvisory fees paid to Boston Advisors for the fiscal year ended December 31, 2003 was $299,742. The New Subadvisory Agreement with respect to the Short Duration Bond Fund provides that Enterprise Capital will pay MONY Capital a fee of 0.10% of the average daily net assets. The aggregate Subadvisory fees paid to MONY Capital for the fiscal year ended December 31, 2003 was $ 19,967. The fee rates in the New Subadvisory Agreements are the same rates that are currently paid under the Existing Subadvisory Agreements.

     Each New Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, the Fund Manager will not be liable to EGF, the respective Fund, any shareholder of the Fund or to Enterprise Capital for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the respective Fund Manager. However, the Fund Manager will be held liable for any losses resulting from its negligent management which result in transaction errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from the Fund Manager's negligence which results in mispricing the Fund. In these cases, the Fund Manager will be obligated to make the Fund whole and absorb the related transfer agent costs which result from the transaction.

     Each New Subadvisory Agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

     EGF may terminate each New Subadvisory Agreement at any time, without payment of any penalty, by vote of EGF's Board of Directors or by vote of a majority of its outstanding voting securities, by 30 days written notice to Enterprise Capital and the Fund Manager. Enterprise Capital may terminate the New Subadvisory Agreement by 30 days written notice to the Fund Manager, and the Fund Manager may terminate the New Subadvisory Agreement by 30 days written notice to Enterprise Capital, without the payment of any penalty. Each New Subadvisory Agreement provides that it will immediately terminate in the event of its assignment.

RECOMMENDATION OF DIRECTORS

     Based on the considerations set out above under "Background for Proposals -- Board Considerations," the Directors, including all of the Independent Directors, unanimously determined that it was in the best interests of the Equity Income Fund and Short Duration Bond Fund and their shareholders to enter into the New Subadvisory Agreements. The Directors recommend approval of the New Subadvisory Agreements by shareholders.

ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Investment Adviser or an affiliate, will be made primarily by mail but also may include telephone communications by regular employees of the Investment Adviser or its affiliates, who will not receive any compensation therefore from the Funds. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

     Shareholders of the Funds may have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, all of the Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call EGF at 1-800-432-4320 or write to The Enterprise Group of Funds, Inc., 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of Shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

     Any Shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to EGF, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

     Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                          Catherine R. McClellan
                                          Secretary

April 19, 2004

     It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A   Fund Managers...............................................   A-1
Exhibit B   Five Percent Owner Report...................................   B-1
Exhibit C   New Advisory Agreement......................................   C-1
Exhibit D   Form of New Subadvisory Agreement...........................   D-1

                                                                       EXHIBIT A

FUND NAME                                 NAME AND ADDRESS OF FUND MANAGER
-------------------------------------------------------------------------------------------------
Capital Appreciation Fund..............   Marsico Capital Management, LLC
                                          1200 17th Street
                                          Suite 1300
                                          Denver CO 80202

Deep Value Fund........................   Wellington Management Company, LLP
                                          75 State Street
                                          Boston, MA 02109

Equity Fund............................   TCW Investment Management Company
                                          865 South Figueroa Street
                                          Suite 1800
                                          Los Angeles, CA 90017

Equity Income Fund.....................   Boston Advisors, Inc.
                                          One Federal Street
                                          26th Floor
                                          Boston, MA 02110

Global Financial Services Fund.........   Sanford C. Bernstein & Co., LLC
                                          1345 Avenue of the Americas
                                          New York, NY 10105-0096

Global Socially Responsive Fund........   Rockefeller & Co., Inc.
                                          30 Rockefeller Plaza
                                          54th Floor
                                          New York, NY 10112

Government Securities Fund.............   TCW Investment Management Company
                                          865 South Figueroa Street
                                          Suite 1800
                                          Los Angeles, CA 90017

Growth Fund............................   Montag & Caldwell, Inc.
                                          3455 Peachtree Road, N.E.
                                          Suite 1200
                                          Atlanta, GA 30326-3248

Growth and Income Fund.................   UBS Global Asset Management (Americas) Inc.
                                          51 West 52nd Street
                                          New York, NY 10019

High-Yield Bond Fund...................   Caywood-Scholl Capital Management
                                          4350 Executive Drive
                                          Suite 125
                                          San Diego, CA 92121-2110

International Growth Fund..............   SSgA Funds Management, Inc.
                                          State Street Financial Center
                                          One International Place
                                          Boston, MA 022110

Managed Fund...........................   Wellington Management Company, LLP
                                          75 State Street
                                          Boston, MA 02109

Mergers and Acquisitions Fund..........   Gabelli Asset Management Company
                                          One Corporate Center
                                          Rye, New York 10580


FUND NAME                                 NAME AND ADDRESS OF FUND MANAGER
-------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund..................   Fred Alger Management, Inc.
                                          111 Fifth Avenue
                                          2nd Floor
                                          New York, NY 10003

Short Duration Bond Fund...............   MONY Capital Management, Inc.
                                          1740 Broadway
                                          New York, NY 10019

Small Company Growth Fund..............   William D. Witter, Inc.
                                          One Citicorp Center
                                          153 East 53rd Street
                                          New York, NY 10022

Small Company Value Company............   Gabelli Asset Management Company
                                          One Corporate Center
                                          Rye, NY 10580

Strategic Allocation Fund..............   UBS Global Asset Management (US) Inc.
                                          51 West 52nd Street
                                          New York, NY 10019

Tax-Exempt Income Fund.................   MBIA Capital Management Corp.
                                          113 King Street
                                          Armonk, NY 10504

Technology Fund........................   Fred Alger Management, Inc.
                                          111 Fifth Avenue
                                          2nd Floor
                                          New York, NY 10003

Total Return Fund......................   Pacific Investment Management Company, LLC
                                          840 Newport Center Dr.
                                          Suite 3000
                                          Newport Beach, CA 92660

                                                                       EXHIBIT B

                           FIVE PERCENT OWNER REPORT

     As of April 8, 2004 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Funds are listed below.
With respect to the           Fund, there were no beneficial owners, directly or
indirectly, of more than 5% of the outstanding shares of any class of each of the respective Fund as of April 8, 2004.

                                                      NAME AND ADDRESS OF
FUND NAME                                              BENEFICIAL OWNER     CLASS/SHARES   (PERCENT)
----------------------------------------------------------------------------------------------------


                                                                       EXHIBIT C

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                    RESTATED INVESTMENT ADVISER'S AGREEMENT

     THIS AGREEMENT, made this 1st day of June 2004, is by and between The Enterprise Group of Funds, Inc., a Maryland corporation (hereinafter referred to as "Enterprise"), and Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser").

BACKGROUND INFORMATION

     The Adviser originally entered into an Investment Adviser's Agreement with Enterprise dated as of September 14, 1987 ("Investment Adviser's Agreement"). The Investment Advisor's Agreement was subsequently restated on a number of occasions, and has periodically been amended by riders. Pursuant to Section 16 of the Investment Adviser's Agreement, it may be amended at any time by the mutual consent of the parties and it is therefore hereby amended and restated, with this version of the Investment Adviser's Agreement superceding all previous amended or restated versions of the Investment Adviser's Agreement.

     WITNESSETH THAT:

In consideration of the mutual covenants herein contained, Enterprise and the Adviser agree as follows:

          (1) Enterprise hereby employs the Adviser to act as the Investment Adviser of Enterprise, and in addition to render certain other services to Enterprise, all as set forth herein. The Adviser hereby accepts such employment and agrees to perform such services on the terms set forth, and for the compensation herein provided.

          (2) The Adviser will furnish each series ("Fund") of Enterprise advice with respect to the investment and reinvestment of the assets of each Fund of Enterprise in accordance with the investment objectives of each such Fund as set forth in any currently effective registration statement with the Securities and Exchange Commission (the "SEC") with respect to securities of Enterprise.

          (3) In carrying out its duties hereunder, it is contemplated that the Adviser will select and employ subinvestment adviser Fund Managers for the respective Funds of Enterprise, with the exception of the Money Market Fund, subject to compliance with the provisions of Section 15 of the Investment Company Act of 1940, as amended. It is contemplated that the Adviser will act as Fund Manager of the Money Market Fund, subject to compliance with the provisions of Section 15 of the Investment Company Act of 1940, as amended.

          (4) The Adviser will provide oversight and management services to the Fund which will include, but not be limited to, (i) supervising the sub-adviser's compliance with federal and state regulations, including the Investment Company Act, (ii) evaluating sub-adviser's performance, (iii) analyzing the composition of the investment portfolios of each Fund of the Fund and preparing reports thereon for the Board or any committee of the Board, (iv) evaluating each Fund's performance in comparison to similar mutual funds and other market information, (v) conducting searches, upon request of the Board, for a replacement for any sub-adviser then serving the Fund, and (vi) preparing presentations to shareholders which analyze the Fund's overall investment program and performance.

          (5) The Adviser will for all purposes herein be deemed to be an independent contractor. The Adviser has no authority to act for or represent Enterprise in any way and is not an agent of Enterprise.

          (6) The Adviser will, at its own expense, furnish to Enterprise directly or through any of the Adviser's subsidiaries, office facilities, including space, furniture and equipment, and, to the extent that such services are not being provided by others under contract with Enterprise, personnel for the managing of the affairs of, servicing the investment of, and keeping the books and records of Enterprise, including clerical, research, statistical and investment work, but not including duties or services which are customarily performed for an open-end management investment company by its Board of Directors, custodian, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel.

          Personnel provided shall be persons satisfactory to the Board of Directors of Enterprise to serve as officers of Enterprise, including a President, one or more Vice Presidents, a Secretary, a Treasurer and such additional officers and employees as may reasonably be necessary for the execution of its duties under this Agreement.

          The personnel and facilities furnished as aforesaid shall be subject to the control and direction of the Board of Directors of Enterprise. Such personnel shall be employees of Enterprise notwithstanding that some or all of their compensation and expenses of their employment may be paid by the Adviser.

          (7) It is understood that the Adviser does not, by this Agreement, undertake to assume or pay any costs or expenses of Enterprise except those specifically stated herein to be payable by the Adviser. In connection therewith, the Adviser understands that Enterprise pays and shall continue to pay the following expenses (which shall not be a limiting statement of such expenses):

             (a) The fees, compensation and traveling expenses of the Directors of Enterprise,

             (b) Telephone, telegraphic and postage expenses related to communications between Directors and officers of Enterprise, other than those provided by the Adviser,

             (c) The fees of any custodian, transfer agent, registrar of dividend disbursing agent of Enterprise,

             (d) Compensation of Enterprise's auditors and counsel, including compensation and costs relating to litigation,

             (e) Franchise, income and original issue taxes relating to Enterprise and its securities,

             (f) Fees and legal expenses incurred in qualifying the shares of Enterprise for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualification,

             (g) Insurance premiums or interest on indebtedness,

             (h) Association dues,

             (i) Fees and expenses involved in registering and maintaining registrations of Enterprise and of its shares with the SEC, including the preparation and printing of prospectuses,

             (j) Costs of printing and mailing reports to shareholders, proxy statements, dividends notices and other communications to shareholders, as well as all expenses of shareholders and Directors meetings,

             (k) Cost of printing of stock certificates,

             (l) Broker's commissions and issue and transfer taxes chargeable to Enterprise in connection with securities transactions to which Enterprise is a party, and

             (m) Business licenses, intangible and franchise taxes.

          Costs relating to Enterprise's dividends and capital gains reinvestment program and other shareholder plans will not be borne by Enterprise except to the extent of the normal cost to Enterprise of issuing shares. All other costs relating to such programs and plans will be borne by the Adviser.

          (8) Enterprise agrees to pay the Adviser for its services and facilities to be furnished under this Agreement, within 15 days after the close of each calendar month after the effective date of this Agreement, the amounts equal to the percentages of the average of the daily closing net asset values of the respective Funds of Enterprise that are set forth in Schedule A hereto. Subject to the requirements of Section 15 of the Investment Company Act of 1940, Schedule A may be amended from time to time by agreement between the Enterprise and the Adviser with respect to existing Funds of Enterprise or as new Funds are added to Enterprise.

          (9) The services of the Adviser hereunder are not to be deemed to be exclusive, and the Adviser is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Adviser of its responsibilities hereunder, it is agreed that the Adviser may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (10) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to Enterprise or to any shareholder or shareholders of Enterprise for any mistake of judgement, act or omission in the course of, or connected with, the services to be rendered by the Adviser hereunder.

          (11) Subject to and in accordance with the articles of incorporation and by-laws of Enterprise and of the Adviser, it is agreed that the Directors, officers, employees and shareholders of Enterprise are or may become interested in the Adviser as Directors, officers, employees, shareholders or otherwise, and that Directors, officers, employees and shareholders of the Adviser are or may become similarly interested in Enterprise and that the Adviser may be or become interested in Enterprise as a shareholder, or otherwise.

          (12) The Adviser will not take, and it will take necessary steps to prevent its officers and directors from taking, at any time, a short position in any shares of Enterprise. The Adviser also will cooperate with Enterprise in adopting a written policy prohibiting insider trading with respect to Enterprise Fund transactions.

          (13) In connection with the management of the investment and reinvestment of the assets of Enterprise and subject to review by Enterprise's Board of Directors, the Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for each Fund of Enterprise and, at its option, at all times or from time to time to permit the respective Fund Managers to make such selections, subject to the review of the Adviser. In connection with such activity, the Adviser is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of Fund securities for Enterprise. Subject to this primary requirement, and maintaining as its first consideration the benefits for Enterprise, its Funds and its shareholders, the Adviser shall have the right, subject to the control of the Board of Directors of Enterprise, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to Enterprise, the Adviser or any Fund Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to consider sales of shares of the Funds as a factor in the selection of brokers and dealers.

          With respect to Section 17(e) of the Investment Company Act of 1940 and Section 11(a) of the Securities Exchange Act of 1934, Enterprise hereby expressly consents and agrees that any associated person of the Adviser, including, without limitation, MONY Securities Corp., may effect securities transactions on any exchange of which such associated person is a member, and that the Adviser and such associated person may receive or retain compensation in connection therewith.

          On occasions when the Adviser deems the purchase or sale of a security or other investment to be in the best interest of any Fund of Enterprise as well as other Funds of Enterprise, the Adviser may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that it considers to be the most equitable and consistent with its fiduciary obligations to Enterprise and each of its Funds.

          (14) Enterprise may terminate this Agreement by sixty days written notice to the Adviser at any time, without the payment of any penalty, by vote of Enterprise's Board of Directors, or by vote of a majority of its outstanding voting securities, and the Adviser may terminate this Agreement by sixty days written notice to Enterprise, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (15) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution, and from year to year thereafter, if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of Enterprise, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of Enterprise; and (2) is specifically approved at least annually by the vote of a majority of directors of Enterprise who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (16) This Agreement may be amended at any time by mutual consent of the parties; provided, that such consent on the part of Enterprise shall have been approved by a vote of the majority of the outstanding voting securities of Enterprise; but further provided, that this limitation shall not prevent any minor amendments to the Agreement which may be required by federal or state regulatory bodies, which amendments may be made without shareholder approval.

          (17) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the date first above written.

ATTEST:                                         THE ENTERPRISE GROUP OF FUNDS, INC.

                                                By:
                                                --------------------------------------------
--------------------------------------------        Chairman, President and Chief Executive
  Secretary                                         Officer

ATTEST:                                         ENTERPRISE CAPITAL MANAGEMENT, INC.

                                                By:
                                                --------------------------------------------
--------------------------------------------        Chairman, President and Chief Executive
  Secretary                                         Officer

                                 SCHEDULE A TO
                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         INVESTMENT ADVISER'S AGREEMENT

NAME OF FUND                               PERCENTAGE OF AVERAGE DAILY CLOSING NET ASSET VALUES OF FUND TO BE PAID
------------------------------------------------------------------------------------------------------------------
Growth..............................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Growth and Income...................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Equity..............................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Equity Income Fund..................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Capital Appreciation................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Multi-Cap Growth....................       At the rate of 1.00% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Small Company Growth................       At the rate of 1.00% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Small Company Value.................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
International Growth................       At the rate of .85% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Global Financial Services...........       At the rate of .85% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Technology..........................       At the rate of 1.00% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Government Securities...............       At the rate of .60% of the average of the daily closing net asset values of the Fund per year, paid monthly.
High-Yield Bond.....................       At the rate of .60% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Tax-Exempt Income...................       At the rate of .50% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Managed.............................       At the rate of .75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Money Market........................       At the rate of .35% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Global Socially Responsive..........       At the rate of 0.90% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Mergers and Acquisitions............       At the rate of 0.90% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Deep Value Fund.....................       At a rate of 0.75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Strategic Allocation................       At a rate of the 0.75% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Total Return........................       At the rate of 0.65% of the average of the daily closing net asset values of the Fund per year, paid monthly.
Short Duration Bond.................       At the rate of 0.45% of the average of the daily closing net asset values of the Fund per year, paid monthly.

                                                                       EXHIBIT D

                             [               ] FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 1st day of June, 2004, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation, (hereinafter referred to as the
"Adviser"), and           Inc., a           corporation, (hereinafter referred
to as the "Fund Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of May 1, 1993 with the Fund (the "Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Fund of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Fund Managers to the Portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Fund
Manager will provide to the           Portfolio of the Fund (the "
Fund") securities investment advisory services for that Fund.

     WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the           Fund advice with
     respect to the investment and reinvestment of the assets of the
     Fund, or such portion of the assets of the           Fund as the Adviser
     shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Fund as set forth in the Fund's most recent Registration Statement.

          (3) The Fund Manager shall maintain all books and records with respect
     to the           Fund's portfolio transactions required by subparagraphs
     (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and shall render to the Fund's Board of Directors such periodic and special reports as the Fund's Board of Directors may reasonably request. The Fund Manager shall timely furnish to the Adviser all information relating to the Fund Manager's services under this Agreement needed by the Adviser to keep the other books
     and records of the           Fund required by Rule 31a-1 under the 1940
     Act. The Fund Manager agrees that all records that it maintains on behalf
     of the           Fund are property of the           Fund and the Fund
     Manager will surrender promptly to the           Fund any of such records
     upon the           Fund's request; provided, however, that the Fund Manager
     may retain a copy of such records. The Fund Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Fund Manager shall perform a monthly reconciliation of the
               Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall perform a monthly reconciliation of the Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

          (5) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the Fund in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

          (6) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds, as set forth in the Fund's prospectus.

          (7) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day
     after the close of each calendar month, a sum equal to           of 1% of
     the average of the daily closing net asset value of the           Fund
     managed by the Fund Manager during such month (that is,           of 1% per
     year).

          (7) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (7) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Fund shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the
               Fund's shares.

          (8) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Fund Manager may, from time to time hereafter, act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Fund Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients the available securities will be allocated in a manner believed by the Fund Manager to be equitable to each client.

          (9) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Fund or the Adviser or to any shareholder or shareholders of the Fund, the Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (10) The Fund Manager represents that it has, in accordance with Rule 17j-1 under the Investment Company Act of 1940 ("Investment Company Act"), adopted a Code of Ethics that includes procedures designed to prevent investment professionals, including those who are responsible for managing
     the portfolio of the           Fund, from engaging in any personal
     investing activity that may operate to defraud Fund Managers' mutual fund clients.

          (11) In connection with the management of the investment and
     reinvestment of the assets of the           Fund, the Fund Manager is
     authorized to select the brokers or dealers that will execute purchase and
     sale transactions for the           Fund, and is directed to use its best
     efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Fund securities for the
               Fund. Subject to this primary requirement, and maintaining as its
     first consideration the benefits for the           Fund and its
     shareholders, the Fund Manager shall have the right, subject to the oversight of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish research and
     other services to the           Fund, the

     Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of funds of the Fund.

          (12) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment.

          (13) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until April 1, 2005, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (14) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this section.

          (15) The Adviser agrees that no marketing materials that include a reference to the Fund Manager will be used by the Adviser with respect to the Fund unless first provided to the Adviser by the Fund Manager or unless the Adviser has obtained the Fund Manager's prior written approval.

          (16) Except as otherwise provided in paragraph 14 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (17) In the event of a change in control that results in an assignment as defined by the Investment Company Act of 1940, the Fund Manager agrees to notify the parties within a reasonable period of time.

          (18) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (19) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

     by the Fund Manager:

                             ---------------------

    by the Adviser:                 Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA 30326-1022
                                    Attn: Herbert M. Williamson
    by the Fund:                    The Enterprise Group of Funds, Inc.
                                    c/o Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA 30326-1022
                                    Attn: Catherine R. McClellan

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (20) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (21) This Agreement constitutes the entire agreement between the Fund
     Manager, the Adviser and the Fund relating to the           Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested, as of the date first above written.

ATTEST:                                            THE ENTERPRISE GROUP OF FUNDS, INC.

                                                   By:
                                                       ----------------------------------------
--------------------------------------------           Chairman, President & Chief Executive
Secretary                                              Officer

ATTEST:                                            ENTERPRISE CAPITAL MANAGEMENT, INC.

                                                   By:
                                                       ----------------------------------------
--------------------------------------------           Chairman, President & Chief Executive
Secretary                                              Officer

ATTEST:                                            [FUND MANAGER]

Name:
--------------------------------------------
                                                   By:
                                                       ----------------------------------------
                                                       Name:
                                                       Title: